                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  May 10, 2006
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                                  Salton, Inc.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                     0-19557               36-3777824
------------------------------     ------------------    ----------------------
 (State or other jurisdiction          (Commission            (IRS Employer
       of incorporation)               File Number)        Identification No.)


                1955 W. Field Court, Lake Forest, Illinois 60045
                ------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (847) 803-4600
                      -------------------------------------
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On May 10, 2006, we entered into a eighth amendment to, and waiver under, our senior secured credit facility with Wells Fargo Foothill, Inc., as administrative agent and collateral agent for the senior lenders, and Silver Point Finance, LLC, as the co-agent, syndication agent, documentation agent, arranger and book runner.

         The eighth amendment, among other things: (1) extends from March 15, 2006 until June 15, 2006 the date by which the Company must deliver an executed landlord waiver for a warehouse located in Redlands, California; and (2) amends the definition of EBITDA to exclude the $500,000 accrual in connection with the William Beeler v. Salton, Inc. class action lawsuit.

         A copy of the eighth amendment and waiver to our senior secured credit facility dated as of May 10, 2006 is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

         Under the terms of the Company's second lien credit agreement with The Bank of New York, the waivers and amendments to covenants and events of default contained in the eighth amendment and waiver referred to above are deemed to be waivers and amendments to the parallel covenants and events of default contained in the second lien credit agreement.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

      (c)    Exhibits

             99.1 Eighth Amendment to, and Waiver Under, Amended and Restated Credit Agreement dated as of May 10, 2006 by and among the Lenders, Wells Fargo Foothill, Inc., as administrative agent, and collateral agent for the Lenders, Silver Point Finance, LLC, as co-agent, syndication agent, documentation agent, arranger and book runner, Salton, Inc., each of Salton's subsidiaries identified on the signature pages thereof as Borrowers and each of Salton's Subsidiaries identified on the signature pages thereof as Guarantors.

                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 10, 2006

                                           SALTON, INC.


                                           /s/ WILLIAM B. RUE
                                           ----------------------------------
                                           William B. Rue
                                           President and Chief Operating Officer
                                           and Director

                                  EXHIBIT INDEX

   EXHIBIT
     NO.                                DESCRIPTION
   -------                              -----------

    99.1 Eighth Amendment to, and Waiver Under, Amended and Restated Credit Agreement dated as of May 10, 2006 by and among the Lenders, Wells Fargo Foothill, Inc., as administrative agent, and collateral agent for the Lenders, Silver Point Finance, LLC, as co-agent, syndication agent, documentation agent, arranger and book runner, Salton, Inc., each of Salton's subsidiaries identified on the signature pages thereof as Borrowers and each of Salton's Subsidiaries identified on the signature pages thereof as Guarantors.